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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 1997
                                                -----------------


                                Zygo Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                        0-12944             06-0864500
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State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


Laurel Brook Road, Middlefield, Connecticut                   06455
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (860) 347-8506
                                                    --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

Reference is made to Exhibit 99, press release issued by the Company, announcing the termination of merger discussions with Digital Instruments, Inc.


Item 7.  Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                                 Description
-----------                                 -----------
    99                           Press Release dated October 8, 1997




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Zygo Corporation
                                       ----------------------------------------
                                       Registrant



                                   By: /s/ MARK J. BONNEY
                                       ----------------------------------------
                                       Mark J. Bonney
                                       Vice President, Finance & Administration,
                                       Treasurer, and Chief Financial Officer

Date:  October 20, 1997


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                                  EXHIBIT INDEX


                           Current Report on Form 8-K



Exhibit No.                  Description                      Sequential Number
-----------                  -----------                      -----------------
   99                        Press Release dated
                             October 8, 1997